Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

20. Subsequent events

In the first quarter of 2022, we signed an agreement to sell an asset package in southeast Saskatchewan. The assets are comprised of approximately 5,500 boe/d of non-core light oil production in the greater Arcola and Queensdale areas of southeast Saskatchewan. Total cash consideration is $225 million, before closing adjustments. The transaction has an effective date of September 1, 2022 and is expected to close in March 2023. The net proceeds will be used to pay down our revolving credit facility.